Media Contacts:

MidAmerican Energy Holdings Company:
Sara J. Schillinger/Ann Thelen
515-242-4032/515-281-2785

Constellation Energy:
Robert L. Gould/Debra Larsson
410-470-7433

Investor Contacts (Constellation Energy):
Kevin Hadlock/Janet Mosher
410-470-3647



              MidAmerican Energy Holdings Company Reaches Tentative
                   Agreement to Acquire Constellation Energy


     DES MOINES, IOWA AND BALTIMORE - Sept. 18, 2008 - MidAmerican Energy Holdings Company and Constellation Energy (NYSE: CEG) today announced the companies have reached a tentative agreement in which MidAmerican will purchase all of the outstanding shares of Constellation Energy for a cash consideration of approximately $4.7 billion, or $26.50 per share. The companies expect to enter into a definitive merger agreement by close of business, Sept 19. Upon signing a definitive merger agreement, Constellation Energy will issue $1 billion of preferred equity yielding 8 percent to MidAmerican.

     The tentative agreement, which has been unanimously approved by both companies' Boards of Directors, is subject to further due diligence, as well as shareholder and customary federal, state and local regulatory approvals. The transaction is expected to close within nine months.

     "We strongly believe this transaction is in the best long-term interest of our investors, employees and the customers and communities we serve," said Mayo
A. Shattuck III, chairman, president and chief executive officer for Constellation Energy. "The financial services sector and energy commodity markets have witnessed unprecedented volatility. Backed by the significant industry expertise and financial


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stability of MidAmerican and Berkshire Hathaway, Constellation Energy will build on its reputation as a first-choice energy solution provider for our many customers."

     "MidAmerican has been a wonderful steward of its energy assets and the acquisition of Constellation Energy, when completed, will prove beneficial to all constituents," said Warren E. Buffett, chairman, Berkshire Hathaway.

     "In Constellation Energy, we have a partner that brings a world-class organization of people and an industry-leading collection of energy assets," said Gregory E. Abel, president and chief executive officer of MidAmerican Energy Holdings Company. "MidAmerican is very comfortable with, and committed to, Constellation Energy's current strategic plan. We intend, as with all of our investments, to allow Constellation Energy to operate autonomously as it pursues its long-term goals. Constellation Energy's premier fleet of nuclear assets, and its UniStar joint venture with EDF, complements MidAmerican's ongoing commitment to environmental initiatives, including investments in hydro, wind and geothermal energy. Joining forces with Constellation Energy accelerates our strategic initiative to develop and build energy infrastructure assets in North America."

Financial Advisors

Morgan Stanley and UBS Investment Bank are serving as financial advisors to Constellation Energy.

About Constellation Energy

Constellation Energy (http://www.constellation.com), a FORTUNE 125 company with 2007 revenues of $21 billion, is the nation's largest competitive supplier of electricity to large commercial and industrial customers and the nation's largest wholesale power seller. Constellation Energy also manages fuels and energy services on behalf of energy intensive industries and utilities. It owns a diversified fleet of 83 generating units located throughout the United States, totaling approximately 9,000 megawatts of generating capacity. The company delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland.

About MidAmerican Energy Holdings

MidAmerican Energy Holdings Company, based in Des Moines, Iowa, is a global provider of energy services. Through its energy-related business platforms, MidAmerican provides electric and natural gas service to more than 6.9 million customers worldwide.

These business platforms are Pacific Power, Rocky Mountain
Power and PacifiCorp Energy, which comprise PacifiCorp; MidAmerican Energy Company; CE Electric UK; Northern Natural Gas Company; Kern River Gas Transmission Company; and CalEnergy. Information about MidAmerican is available at www.midamerican.com.

Forward-Looking Statements and Additional Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Constellation Energy and MidAmerican Energy Holdings Company and the expected timing and completion of the transaction. Words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions are intended to identify forward looking statements. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties, many of which are difficult to predict and generally beyond the control of Constellation Energy and MidAmerican. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Constellation Energy's shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the 2007 Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission and in the proxy statement Constellation Energy intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, each of which are or will be available at the Securities and Exchange Commission's Web site (http://www.sec.gov) at no charge.

This communication is being made in respect of the proposed merger transaction involving Constellation Energy and MidAmerican Energy Holdings Company. In connection with the proposed transaction, Constellation Energy will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation Energy regarding Constellation Energy, MidAmerican Energy Holdings Company and the proposed transaction, without charge, at the Securities and Exchange Commission's Internet site (http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to Constellation Energy per the investor relations contact information below.

Constellation Energy, MidAmerican Energy Holdings Company and their respective


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directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Constellation Energy's directors and executive officers is available in Constellation Energy's notice of annual meeting and proxy statement for its most recent annual meeting and Constellation Energy's Annual Report on Form 10-K for the year ended December 31, 2007, which were filed with the Securities and Exchange Commission on February 27, 2008 and April 29, 2008, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission.